DISPOSITION OF AIRCARD BUSINESS	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
DISPOSITION OF AIRCARD BUSINESS
DISPOSITION OF AIRCARD BUSINESS

On April 2, 2013, we completed the sale of substantially all of the assets and operations related to our AirCard business to Netgear, Inc. ("Netgear") for total proceeds of $136.6 million after final inventory adjustments plus assumed liabilities.  After transaction costs of $2.8 million, we recorded an after tax gain on disposal of $70.2 million. On April 3, 2014, we received the full $13.8 million cash proceeds previously held in escrow for realized net cash proceeds of $127.8 million from the divestiture after giving consideration to related taxes and transaction costs.

The gain on sale of the AirCard business consisted of:

Cash proceeds received	$122,807
Proceeds held in escrow	13,800
Total proceeds	$136,607
Transaction costs	(2,849)
Net proceeds	$133,758
Assets and liabilities held for sale	(39,680)
Gross gain on disposal	$94,078
Income tax expense	(23,896)
Gain on disposal, net of taxes	$70,182

The company utilized $14.4 million of deferred income tax assets against the gain on sale of the AirCard business.

The results related to the AirCard business have been presented as discontinued operations in the statement of earnings for the year ended December 31, 2013 and were as follows:

2013
Revenue	$46,701
Cost of goods sold	32,978
Gross margin	$13,723
Expenses	(12,918)
Gain on sale of AirCard business	94,078
Earnings before income taxes	$94,883
Income tax expense	(24,295)
Net earnings from discontinued operations	$70,588